Exhibit 10.1

Service Agreement No. To Be Assigned
Control No. To Be Assigned
HSS SERVICE AGREEMENT
THIS AGREEMENT, made and entered into this day of July 27, 2007, by and between HARDY STORAGE COMPANY, LLC (Seller) and WASHINGTON GAS LIGHT COMPANY (Customer).
WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
Section 1.     Service to be Rendered. Seller shall perform and Customer shall receive service in accordance with the provisions of the effective HSS Rate Schedule and applicable General Terms and Conditions of Seller’s FERC Gas Tariff, Original Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. Seller shall store quantities of gas for Customer up to but not exceeding Customer’s Storage Contract Quantity as specified in Appendix A, as the same may be amended from time to time by agreement between Customer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission’s regulations. Customer warrants that service hereunder is being provided on behalf of Customer.
Section 2.     Term. Service under this Agreement shall commence as of April 1, 2007, or upon receipt of all necessary regulatory approvals, whichever is later, and shall continue in full force and effect until March 31, 2023 Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Customer may have under the Commission’s regulations and Seller’s Tariff.
Section 3.     Rates. Customer shall pay Seller the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Agreement. Seller may agree to discount its rate to Customer below Seller’s maximum rate, but not less than Seller’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at a specified point; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually stored (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually stored). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Seller’s maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

Section 4.     Notices.    Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager, Customer Services and notices to Customer shall be addressed to it at 6801 Industrial Road, Springfield, Virginia 22151, Attention: Director — Energy Acquisition, until changed by either party by written notice.
Section 5.    Superseded Agreements.    This Agreement supersedes and cancels, as of the effective date hereof, the following Agreements:

WASHINGTON GAS LIGHT COMPANY		HARDY STORAGE COMPANY, LLC

By:	/s/ Terry D. McCallister	By:	/s/ Brian Adams

Title:	President & COO	Title:	Vice President – Marketing

Date:	5/25/07	Date:	7/27/07

Revision No.	0

Control No.

Appendix A to Service Agreement No
Under Rate Schedule HSS
between Hardy Storage Company, LLC (Seller)
and Washington Gas Light Company (Customer)
Storage Contract Quantity    5,640,450    Dth
Maximum Daily Storage Quantity    80,166    Dth per day
CANCELLATION OF PREVIOUS APPENDIX A
Service pursuant to this Appendix A, Revision No 0 shall be effective from April 1, 2009, or upon receipt of all necessary regulatory approvals, whichever is later, through March 31, 2023
    X    Yes              No (Check applicable blank) This Appendix A, Revision No. 0 shall cancel and supersede the previous Appendix A, Revision No. 1 effective as of April 1, 2008, to the Service Agreement referenced above
With the exception of this Appendix A, Revision No. 0 all other terms and conditions of said Service Agreement shall remain in full force and effect

WASHINGTON GAS LIGHT COMPANY		HARDY STORAGE COMPANY, LLC

By:	/s/ Terry D. McCallister	By:	/s/ Brian Adams

Its:	President & COO	Its:	Vice President – Marketing

Date:	5/25/07	Date:	7/27/07

Revision No.	1

Control No.

Appendix A to Service Agreement No.
Under Rate Schedule HSS
between Hardy Storage Company, LLC (Seller)
and Washington Gas Light Company (Customer)
Storage Contract Quantity    4,888,160    Dth
Maximum Daily Storage Quantity    69,709    Dth per day
CANCELLATION OF PREVIOUS APPENDIX A
Service pursuant to this Appendix A, Revision No. 1 shall be effective from April 1, 2008, or upon receipt of all necessary regulatory approvals, whichever is later, through March 31, 2023
   X     Yes          No (Check applicable blank) This Appendix A, Revision No. 1 shall cancel and supersede the previous Appendix A, Revision No. 0 effective as of April 1, 2007, to the Service Agreement referenced above
With the exception of this Appendix A, Revision No. 1 all other terms and conditions of said Service Agreement shall remain in full force and effect

WASHINGTON GAS LIGHT COMPANY		HARDY STORAGE COMPANY, LLC

By:	/s/ Terry D. McCallister	By:	/s/ Brian Adams

Its:	President & COO	Its:	Vice President – Marketing

Date:	5/25/07	Date:	7/27/07

Revision No.	1

Control No.

Appendix A to Service Agreement No.
Under Rate Schedule HSS
between Hardy Storage Company, LLC (Seller)
and Washington Gas Light Company (Customer)
Storage Contract Quantity    3,258,773    Dth
Maximum Daily Storage Quantity    46,473    Dth per day
CANCELLATION OF PREVIOUS APPENDIX A
Service pursuant to this Appendix A, Revision No. 1 shall be effective from April 1, 2007, or upon receipt of all necessary regulatory approvals, whichever is later, through March 31, 2023
        Yes      X    No (Check applicable blank) This Appendix A, Revision No. 1 shall cancel and supersede the previous Appendix A, Revision No. 0 effective as of ______________, 20_____, to the Service Agreement referenced above
With the exception of this Appendix A, Revision No. 1 all other terms and conditions of said Service Agreement shall remain in full force and effect

WASHINGTON GAS LIGHT COMPANY		HARDY STORAGE COMPANY, LLC

By:	/s/ Terry D. McCallister	By:	/s/ Brian Adams

Its:	President & COO	Its:	Vice President – Marketing

Date:	5/25/07	Date:	7/27/07